UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2014
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2014, Universal Technical Institute, Inc. (the “Company”) entered into amendments (collectively, the “Amendments”) to the Company’s separate employment agreements with each of Kimberly J. McWaters, Eugene S. Putnam, Jr. and Kenneth J. Cranston (collectively, the “Existing Agreements”). The Amendments extend the term of the Existing Agreements until April 7, 2014. All other terms of the Existing Agreements remain unchanged by the Amendments. The Company is working with Ms. McWaters and Messrs. Putnam and Cranston on new employment agreements, and the parties agreed to extend the term of the Existing Agreements in order to complete that process.

The foregoing description is qualified in its entirety by reference to the complete text of the Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3. The Existing Agreements and amounts payable under them are summarized in the “Executive Compensation” section of the Company’s definitive proxy statement dated January 6, 2014 under the headings “Employment Agreements” and “Potential Payments upon Termination or Change-in-Control Table.”

All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include the Company’s expectations or beliefs concerning future events, are based upon management’s current expectations, and are subject to a number of uncertainties that could cause actual events to differ materially from the forward-looking statements, including ongoing discussions regarding new agreements. The Company cannot guarantee that any forward-looking statement will be realized or new agreements reached. The forward-looking statements speak only as of the date of this report. Except as required by law, the Company expressly disclaims any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

March 11, 2014	By:	/s/ Chad A Freed

Name: Chad A Freed
Title: General Counsel, Senior Vice President of Business Development

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement, by and between Kimberly J. McWaters and Universal Technical Institute, Inc., dated March 7, 2014.
10.2	Second Amendment to Employment Agreement, by and between Eugene S. Putnam, Jr. and Universal Technical Institute, Inc., dated March 7, 2014.
10.3	First Amendment to Employment Agreement, by and between Kenneth J. Cranston and Universal Technical Institute, Inc., dated March 7, 2014.